                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

ROBERT R. FORTUNE
     Chairman and President

                                                                February 5, 1998
Fellow Partner:

     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 1997.

     Our Fund earned $3.29 per share from net investment income for a share outstanding throughout 1997, compared to $3.36 per share earned in 1996. The reduction in net investment income is primarily attributable to the increased fee of our investment adviser (an increase of $.22 per share in 1997 as compared to 1996) which is tied to the market value of the portfolio. In this connection, it should be noted that the value of a Fund share has increased 20.6 percent since December 1996.

     Total distributions from net investment income, applicable to 1997, amounted to $3.28 per share, including $1.33 per share distributed in January 1998. Additionally, in accordance with Fund policy, approximately thirty percent of the 1997 realized capital gains (federal income tax basis), or $.16 per share, was distributed in January 1998. After providing for the January 1998 distribution, the net asset value per partnership share at the end of 1997 was $293.03, compared to $242.91 at the end of 1996.

     Since our last report a stock split of 157,266 shares of Norwest Corp. was received. The holding in Louisiana Land & Exploration Company is now represented by Burlington Resources, Inc. stock and the holding in HFS, Inc. is now represented by Cendant Corp. stock, each arising from a merger.

     The results of voting at the Annual Meeting of Partners held on December 18, 1997 are shown on page 9 of this report. Your managing general partners are grateful for your cooperation in achieving the purposes of the meeting.

     Data on the performance of our Fund since inception and comparisons to leading stock market indices appear in the accompanying Investment Adviser's Report.

     Your questions or comments concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           /s/ Robert R. Fortune

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

     The stock market turned in another banner investment year. For the third successive year, inflation was low, interest rates fell, productivity increased, and profit margins expanded, combining to produce excellent results. All market segments did well, with large capitalization stocks outperforming smaller ones.

     Large capitalization equities surged during 1997; the S&P 500 index total return was 33.4% for the year. According to Lipper Analytical Services, the average U. S. equity mutual fund last year returned 24.4%, significantly behind the S&P 500. Chestnut Street Exchange Fund returned 22.1%.

                                COMPARATIVE DATA

                                                           CSEF         DJIA        S&P 500
                                                         --------     ---------     -------
    Market Value 12/31/97..............................  $ 293.03     $ 7908.25     $970.43
    Market Value 12/31/96..............................  $ 242.91     $ 6448.27     $740.74
    % Increase in 1997.................................      20.6%         22.6%       31.0%
    1997 Distributions.................................  $   3.44     $  143.70     $ 17.42
    Total Return 1997..................................      22.1%         24.9%       33.4%
    Market Value 12/29/76..............................  $  25.00     $  994.93     $106.34
    % Increase 1976-1997...............................    1072.1%        548.1%      596.6%
    Distributions 1976-1997............................  $  51.41     $1,705.10     $203.95
    Total Return 1976-1997.............................    1277.8%        866.2%     1004.4%

     During 1997, large capitalization stocks significantly outperformed mid-sized and smaller stocks, topping a weaker relative third quarter with a strong finish in the fourth quarter. Domestic stocks significantly outperformed international stocks, with emerging markets actually negative for the year.

     Within the various investing styles, value stocks significantly outperformed growth stocks in all three size categories. The Russell 1000 Value index gained 35.18% for the year versus 30.49% for the Russell 1000 Growth. The performance gap for the Russell Mid-cap Value and Growth indices was even wider, while the Russell 2000 Value and Growth indices showed the widest gap, with Value returning 31.78% for the year versus 12.95% for Growth.

     Chestnut Street Exchange Fund's overweight in healthcare helped the Fund's performance in 1997 because healthcare was the second best performing sector in the market. The Fund's overweight in consumer cyclicals, the market's fifth best performing sector, also helped, as did a significant underweight in utilities, which lagged the market. However, the Fund's overweight in technology hurt performance; technology ranked ninth among the market's twelve sectors in 1997. Overweights in poor-performing capital equipment and basic sectors also hurt, as did a modest underweight in the market's best performing sector in 1997, finance.

January 27, 1998                        PNC INSTITUTIONAL MANAGEMENT CORPORATION

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 1997

  SHARES                                       VALUE
----------                                  ------------
                   AUTO & AUTO PARTS--0.6 %
    61,949   Genuine Parts Company......    $  2,102,360
                                            ------------
             BANKS--10.4 %
    24,952   Barnett Banks, Inc. .......       1,793,425
    60,000   CoreStates Financial Corp. ...    4,803,750
    30,757   First Chicago NBD Corp. ...       2,568,210
    40,000   Morgan (J.P.) & Co.,
               Inc. ....................       4,515,000
   178,656   NationsBank Corp. .........      10,864,518
   314,532   Norwest Corp. .............      12,148,798
                                            ------------
                                              36,693,701
                                            ------------
             BUILDING MATERIALS & FOREST
               PRODUCTS--1.6 %
    45,130   Armstrong World Industries,
               Inc. ....................       3,373,468
    45,830   Weyerhaeuser Company.......       2,248,534
                                            ------------
                                               5,622,002
                                            ------------
             BUSINESS PRODUCTS &
               SERVICES--2.8 %
    16,882*  ACNielsen Corporation......         411,499
    50,647   Cognizant Corporation......       2,256,957
    50,647   Dun & Bradstreet
               Corporation..............       1,566,891
    68,416   Harland (John H.) Co. .....       1,436,736
    52,000   Minnesota Mining &
               Manufacturing Company....       4,267,250
                                            ------------
                                               9,939,333
                                            ------------
             CAPITAL GOODS--0.0%
     4,800   Newport News Shipbuilding,
               Inc. ....................         122,100
                                            ------------
             CHEMICALS--4.8 %
    96,700   Air Products & Chemicals,
               Inc. ....................       7,953,575
    52,100   BetzDearborn, Inc. ........       3,181,356
   208,000   Cabot Corporation..........       5,746,000
                                            ------------
                                              16,880,931
                                            ------------
             CONSUMER NON-DURABLES &
               SERVICES--6.5 %
   118,953*  Cendant Corp. .............       4,089,025
   283,411   Coca-Cola (The) Company....      18,882,258
                                            ------------
                                              22,971,283
                                            ------------
             CONTAINERS--1.0 %
    67,148   Crown Cork & Seal Company,
               Inc. ....................       3,365,794
                                            ------------

             DIVERSIFIED
               COMPANIES--1.6 %
   157,190   Ikon Office
               Solutions, Inc. .........    $  4,420,969
    78,595   Unisource Worldwide, Inc. ...     1,119,979
                                            ------------
                                               5,540,948
                                            ------------
             DRUGS & MEDICAL--18.5 %
   121,964   Abbott Laboratories,
               Inc. ....................       7,996,265
     7,835   Allegiance Corp. ..........         277,653
    39,177   Baxter International,
               Inc. ....................       1,975,990
   403,668   Johnson & Johnson, Inc. ...      26,591,629
   203,995   Merck & Company, Inc. .....      21,674,469
   124,000   SmithKline Beecham p.l.c.
               ADR......................       6,378,250
                                            ------------
                                              64,894,256
                                            ------------
             ELECTRICAL EQUIPMENT--5.9 %
   203,134   Emerson Electric Company...      11,464,375
   128,000   General Electric Company...       9,392,000
                                            ------------
                                              20,856,375
                                            ------------
             ELECTRONICS--17.6 %
   105,538   AMP, Inc. .................       4,432,596
    44,596   Hewlett-Packard Company....       2,787,250
     5,200*  Imation Co. ...............          83,200
   539,676   Intel Corp. ...............      37,912,239
    21,065   Lucent Technologies, Inc. ...     1,682,567
   119,118   Motorola, Incorporated.....       6,797,171
   159,207   Raytheon Company...........       8,039,953
                                            ------------
                                              61,734,976
                                            ------------
             ENTERTAINMENT--1.9 %
    68,000   Walt Disney Company........       6,736,250
                                            ------------
             FOOD PROCESSING &
               DISTRIBUTION--4.0 %
    97,500   Hershey Foods Corp. .......       6,038,906
   174,000   Philip Morris Cos.,
               Inc. ....................       7,884,375
                                            ------------
                                              13,923,281
                                            ------------
             INSURANCE &
               FINANCIAL--4.5 %
    44,000   Aetna, Inc. ...............       3,104,750
    43,930   American Express Company...       3,920,752
    12,028   CIGNA Corp. ...............       2,081,596
    70,000   Fannie Mae.................       3,994,375
    38,784   Marsh & McLennan Companies,
               Inc. ....................       2,891,832
                                            ------------
                                              15,993,305
                                            ------------

                See Accompanying Notes to Financial Statements.

                      STATEMENT OF NET ASSETS (CONCLUDED)

  SHARES                                       VALUE
----------                                  ------------
COMMON STOCKS (CONTINUED)
             LODGING & RESTAURANT--1.4 %
   101,234   McDonald's Corporation.....    $  4,833,923
                                            ------------
             NATURAL GAS
               TRANSMISSION--0.3 %
    24,000   Tenneco, Inc. .............         948,000
                                            ------------
             OFFICE EQUIPMENT--0.7 %
    20,942   International Business
               Machines Corporation.....       2,189,748
     4,062*  NCR Corp. .................         112,974
                                            ------------
                                               2,302,722
                                            ------------
             PAPER--0.9 %
    24,819   Consolidated Papers, Inc. ...     1,324,714
    55,432   Westvaco Corp. ............       1,742,643
                                            ------------
                                               3,067,357
                                            ------------
             PETROLEUM--3.0 %
    27,000   Atlantic Richfield Co. ....       2,163,375
    61,549   Burlington Resources, Inc. ...    2,758,165
    80,000   Exxon Corp. ...............       4,895,000
    33,877   Union Pacific Resources
               Group, Inc. .............         821,517
                                            ------------
                                              10,638,057
                                            ------------
             PETROLEUM EQUIPMENT &
               SERVICES--1.4 %
     2,232   El Paso Natural Gas Co. ...         148,428
    60,432   Schlumberger, Ltd. ........       4,864,776
                                            ------------
                                               5,013,204
                                            ------------
             POLLUTION CONTROL--1.6 %
   114,556   Browning Ferris Industries,
               Inc. ....................       4,238,572
    48,736   WMX Technologies, Inc. ....       1,340,240
                                            ------------
                                               5,578,812
                                            ------------
             RETAIL--GENERAL  &
               SPECIALTY--3.8%
   116,772   Albertson's, Inc. .........       5,532,074
    58,600   CVS Corp. .................       3,754,063
    16,870*  Footstar, Inc. ............         453,381
    60,000   Penney (J.C.) Company,
               Inc. ....................       3,618,750
                                            ------------
                                              13,358,268
                                            ------------

             TELEPHONE UTILITIES--2.1 %
   144,523   GTE Corp. .................    $  7,551,327
                                            ------------
             TRANSPORTATION--1.8%
    39,932   Burlington Northern,
               Inc. ....................       3,711,180
    40,000   Union Pacific Corp. .......       2,497,500
                                            ------------
                                               6,208,680
                                            ------------
             Total Common Stocks
               (Cost $52,307,134).......     346,877,245
                                            ------------
   PAR
----------
             SHORT-TERM
               OBLIGATIONS--1.7 %
$  500,000   Ford Motor Credit Corp.,
               Commercial Paper, 5.89%,
               01/05/98.................         500,000
 5,500,000   Ford Motor Credit Corp.,
               Commercial Paper, 5.62%,
               01/05/98.................       5,500,000
                                            ------------
             Total Short-Term
               Obligations
               (Cost $6,000,000)........       6,000,000
                                            ------------
TOTAL INVESTMENT IN SECURITIES
  (Cost $58,307,134).......       100.4%    352,877,245
Distributions payable......        (0.5)     (1,787,856)
Other assets in excess of
  other liabilities........         0.1         493,023
                                  -----    ------------
NET ASSETS (Applicable to
  1,199,810 partnership
  shares outstanding)......       100.0%   $351,582,412
                                  =====    ============
NET ASSET VALUE PER
  SHARE....................                $     293.03
                                           =============
NET ASSETS APPLICABLE TO
  SHARES OWNED BY:
Limited partners
  (1,148,298 shares).......                $336,487,761
Managing general partners
  (5,354 shares)........... $ 1,568,892
Non-managing general
  partner (46,158
  shares)..................  13,525,759      15,094,651
                            -----------    ------------
Total net assets
  (1,199,810 shares).......                $351,582,412
                                           =============

---------------

* Non-Income Producing

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:
  Dividends..............................   $ 5,427,263
  Interest...............................       269,456
                                            -----------
      Total Income.......................     5,696,719
                                            -----------
Expenses:
  Investment advisory fee................     1,463,053
  Managing general partners' compensation
    and officer's salary.................        43,466
  Legal..................................        66,322
  Custodian..............................        25,851
  Audit..................................        27,877
  Transfer Agent.........................        14,961
  Insurance..............................         4,392
  Printing...............................        32,506
  Miscellaneous..........................        19,361
                                            -----------
      Total Expenses.....................     1,697,789
                                            -----------
        Net Investment Income............     3,998,930
                                            -----------

REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Realized gain from security
    transactions:
    Sold, or distributed upon redemption
    of partnership shares................    11,992,357
  Unrealized appreciation of investments:
    Beginning of year......  $244,161,508
    End of year............   294,570,111
                             ------------
                                             50,408,603
                                            -----------
        Net realized and unrealized gain
          on investments.................    62,400,960
                                            -----------
    Net increase in net assets resulting
      from operations....................   $66,399,890
                                            ===========

                      STATEMENTS OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31,

                                1997           1996
                            ------------   ------------
INCREASE IN NET ASSETS:
  OPERATIONS:
    Net investment
      income..............  $  3,998,930   $  4,224,768
    Net realized gain from
      security
      transactions (for
      federal income tax
      purposes net gain is
      $635,794 and
      $10,543,851)........       635,807      9,750,471
    Excess of market value
      over book value of
      securities
      distributed upon
      redemption of
      partnership
      shares..............    11,356,550      9,766,008
    Increase in unrealized
      appreciation of
      investments.........    50,408,603     45,050,792
                            ------------   ------------
    Increase in net assets
      resulting from
      operations..........    66,399,890     68,792,039
                            ------------   ------------
  DISTRIBUTIONS TO
    PARTNERS FROM:
    Net investment
      income..............    (3,987,287)    (4,229,985)
    Net realized gains
      (federal income tax
      basis)..............      (191,984)    (3,158,084)
                            ------------   ------------
    Total distributions to
      partners............    (4,179,271)    (7,388,069)
                            ------------   ------------
  CAPITAL SHARE
    TRANSACTIONS:
    Net asset value of
      3,501 and 1,596
      shares subscribed or
      issued in lieu of
      cash
      distributions.......       872,908        326,922
    Cost of 51,856 and
      50,630 shares
      repurchased.........   (14,706,454)   (10,530,804)
                            ------------   ------------
    Decrease in net assets
      from capital share
      transactions........   (13,833,546)   (10,203,882)
                            ------------   ------------
    Total increase in net
      assets..............    48,387,073     51,200,088
  NET ASSETS:
    Beginning of year.....   303,195,339    251,995,251
                            ------------   ------------
    End of year...........  $351,582,412   $303,195,339
                            =============  =============

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                              FINANCIAL HIGHLIGHTS

          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------
                                            1997       1996       1995       1994       1993
                                          --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year......  $ 242.91   $ 194.26   $ 144.43   $ 142.79   $ 134.44
                                          --------   --------   --------   --------   --------
Income From Investment Operations:
  Net investment income.................      3.29       3.36       3.22       3.07       2.62
  Net gains on securities (both realized
     and unrealized)....................     50.27      51.18      49.82       4.27       8.35
                                          --------   --------   --------   --------   --------
       Total from investment
          operations....................     53.56      54.54      53.04       7.34      10.97
                                          --------   --------   --------   --------   --------
Less Distributions:
  Distributions from net investment
     income.............................     (3.28)     (3.36)     (3.21)     (3.07)     (2.62)
  Distributions from realized gains
     (federal income tax basis).........     (0.16)     (2.53)      0.00      (2.63)      0.00
                                          --------   --------   --------   --------   --------
       Total distributions..............     (3.44)     (5.89)     (3.21)     (5.70)     (2.62)
                                          --------   --------   --------   --------   --------
Net Asset Value, End of Year............  $ 293.03   $ 242.91   $ 194.26   $ 144.43   $ 142.79
                                          ========   ========   ========   ========   ========
Total Return............................     22.11%     28.09%     36.88%      5.19%      8.19%
Ratios/Supplemental Data:
  Net Assets, End of Year (000's).......  $351,582   $303,195   $251,995   $191,348   $196,748
  Ratios to average net assets:
     Operating expenses.................      0.50%      0.51%      0.52%      0.54%      0.54%
     Net investment income..............      1.17%      1.55%      1.84%      2.11%      1.87%
  Portfolio Turnover Rate...............      1.26%      3.92%      0.00%      3.88%      0.00%
 (1)Average Commission Rate.............  $ 0.0600   $ 0.0600        N/A        N/A        N/A

---------------
(1)Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the S.E.C. for all financial statements with fiscal years beginning after September 1, 1995.

                See Accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

(A) Chestnut Street Exchange Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. Significant accounting policies are as follows:
    Investments are stated at value in the accompanying financial statements. Securities listed on a securities exchange are valued at the last reported sales price on December 31, 1997 for each security. Securities not so listed or not traded on that date are valued at the latest bid price. Short-term obligations are valued at amortized cost which approximates market. Security transactions are accounted for on the trade date. The cost of investments sold or redeemed in kind is determined by the use of the specific identification method for both financial reporting and income tax purposes. For securities received in the Exchange at inception of the Fund in 1976, cost for financial reporting purposes is the value of the securities as used in the Exchange and for income tax purposes, the tax basis of the individual investor. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. No provision is made for federal income taxes inasmuch as the Fund is a partnership and net income is taxable to the individual partners on a pro-rata basis. The Fund distributes investment income quarterly and approximately 30 percent of its net realized capital gain (federal income tax basis) annually.

    The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(B) Under agreements among the Fund, PNC Bank, National Association, (PNC Bank) and PNC Institutional Management Corporation (PIMC), a wholly-owned subsidiary of PNC Bank, PIMC manages the Fund's portfolio and maintains the Fund's financial accounts. PFPC, an affiliate of PNC Bank, is the Fund's transfer agent. PNC Bank is obligated to provide a non-managing general partner who will own at all times at least 1% of the Fund's outstanding shares. PNC Bank pays the non-managing general partner a fee, computed daily and payable monthly, at the annual rate of 1/10th of 1% of the Fund's average daily net assets as consideration for acting in that capacity. The Fund pays PIMC a fee, as investment adviser, computed daily and payable monthly, at an annual rate of 5/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 4/10ths of 1% of net assets exceeding $100,000,000. The managing general partners each receive a fixed fee as compensation for their services.

(C) The aggregate cost of investments for federal income tax purposes at December 31, 1997 was $46,184,368. The aggregate gross unrealized appreciation for all securities is as follows: excess of value over tax cost $306,692,877.

(D) For the period ended December 31, 1997 purchases and sales of investment securities (excluding short-term obligations) were $4,408,661 and $4,189,569, respectively.

(E) At December 31, 1997, net assets consisted of:

     Undistributed net investment income....................................      $      18,311
     Unrealized gain on investments.........................................        294,570,111
     Other capital--paid-in or reinvested...................................         56,993,990
                                                                                   ------------
                                                                                  $ 351,582,412
                                                                                   ============

                   NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

(F) Effective January 1, 1998, Chestnut Street Exchange Fund changed its tax status from a partnership to a regulated investment company. The change results from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which would first apply to the Fund after 1997. In connection with the change in tax status, effective January 1, 1998, PNC Bank is no longer obligated to provide a non-managing general partner. A new Advisory Agreement, approved by the partners on December 18, 1997, effective January 1, 1998, provides for an advisory fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

                       UNAUDITED SUPPLEMENTAL INFORMATION
                               DECEMBER 31, 1997

     The results of voting at the Annual Meeting of Partners held on December 18, 1997 are as follows:

          1. Proposal to approve an Amended and Restated Certificate and Agreement of Limited Partnership:

            Shares For...............................................   746,406.252
            Shares Against...........................................             0
            Shares Abstaining........................................    92,906.186

          2.  Election of General Partners:

                                                                SHARES      WITHHOLD
                                                SHARES FOR      AGAINST     AUTHORITY
                                                -----------     -------     ---------
            Richard C. Caldwell...............  833,543.527        0        5,768.911
            Robert R. Fortune.................  833,543.527        0        5,768.911
            G. Willing Pepper.................  829,583.142        0        9,729.296
            David R. Wilmerding, Jr...........  833,543.527        0        5,768.911
            Langhorne B. Smith................  833,543.527        0        5,768.911

          3.  Proposal to approve a New Investment Advisory Agreement:

            Shares For...............................................   779,573.327
            Shares Against...........................................             0
            Shares Abstaining........................................    59,739.111

          4. Proposal to ratify selection of Coopers & Lybrand L.L.P. as independent auditors for the Fund for its fiscal year ending December 31, 1997:

            Shares For...............................................   833,673.998
            Shares Against...........................................     2,983.563
            Shares Abstaining........................................     2,654.877

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners of
Chestnut Street Exchange Fund:

We have audited the accompanying statement of net assets of Chestnut Street Exchange Fund (the "Fund") as of December 31, 1997 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
January 30, 1998

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                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                               Robert R. Fortune
                               G. Willing Pepper
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                         PNC Bank, National Association
                                      and
                               PNC Institutional
                             Management Corporation
                              400 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750
                           (302) 791-1043 (Delaware)
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                         CHESTNUT STREET EXCHANGE FUND
                                 Annual Report

                               December 31, 1997

                            Chestnut Street Exchange

                                      Fund

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                           Edward J. Roach, Treasurer
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